Copyright © 2016 Boeing. All rights reserved. Fourth-Quarter and Full-Year 2015 Performance Review Dennis Muilenburg President and Chief Executive Officer Greg Smith Executive Vice President of Business Development & Strategy and Chief Financial Officer January 27, 2016

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved. 2  Proven product strategy; converting backlog into profitable growth  Continued focus on cost reductions and productivity improvements  Results reflect record deliveries and solid core operating performance  Strong operating cash of $9.4 billion  Raised repurchase authorization to $14B; declared 20% dividend increase  Healthy commercial airplane orders; key commercial and defense milestones 2015 Summary Delivering on our backlog and strengthening our business

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved. 3 Business Environment Commercial up-cycle progressing; stabilizing defense environment  Global economic growth continues at a moderate pace  Strong passenger traffic; slowing air cargo market recovery Robust airline profitability driving healthy demand for aircraft Commercial aviation remains long-term growth industry  Stabilizing U.S. defense budgets; solid support for our major programs  International defense growth opportunities

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved. $90.8 $96.1 $0 $25 $50 $75 $100 $125 2014 2015 $7.72 $8.60 $9.33 Adjusted $0.00 $2.50 $5.00 $7.50 $10.00 2014 2015 $8.26 Adjusted 4 Full Year Financial Results Revenue (Billions) Core Earnings per Share Strong revenue growth…solid core operating performance * Non-GAAP measures. Reconciliations and additional information regarding non-GAAP measures are provided on slide 13. * Adjusted Items** ** 2014 Core EPS of $8.60 adjusted for 2007-2010 tax settlement & basis restoration ($0.71) and KC-46A Tanker charge $0.37 2015 Core EPS of $7.72 adjusted for KC-46A Tanker charge $0.77 and 747 charge $0.84 Adjusted Items** $8.9 $9.4 $0 $3 $5 $8 $10 2014 2015 Operating Cash Flow (Billions)

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved. $24.5 $23.6 $0 $5 $10 $15 $20 $25 $30 2014Q4 2015Q4 $1.60 $2.44 Adjusted $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2014Q4 2015Q4 5 Fourth-Quarter Revenue and Earnings Revenue (Billions) Core Earnings per Share Solid core operating performance on production & services * Non-GAAP measures. Reconciliations and additional information regarding non-GAAP measures are provided on slide 14. * 747 Charge $2.31

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved.  Continued solid core operating performance – Record annual revenue  Delivered 182 airplanes in Q4; 762 in 2015 – Record annual deliveries  Orders valued at $21B in Q4; robust backlog of $432B – Won 321 net orders in Q4; 768 orders in 2015 – Captured nearly 3,100 737 MAX orders since launch  Rolled out first 737 MAX airplane  Completed 787-10 detailed design $60.0 $66.0 10.7% 7.8% 0% 3% 6% 9% 12% 15% 18% $0 $15 $30 $45 $60 $75 2014 2015 6 Commercial Airplanes Focusing on execution, quality and productivity R ev en u e (b ill io n s) M ar g in First 737 MAX Rollout Ceremony 210 basis point Tanker and 747 impact Revenues & Operating Margins 40 basis point Tanker impact

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved. $30.9 $30.4 10.1% 10.8% 0% 3% 6% 9% 12% 15% 18% $0 $5 $10 $15 $20 $25 $30 $35 2014 2015 7 Defense, Space & Security Revenues & Operating Margins  Continued strong operating performance  Capturing new and follow-on business – Awarded second commercial human spaceflight mission – Awarded contract for 15 EA-18G Growlers for U.S. Navy – Japan selects KC-46 tanker  Executing balanced defense and space portfolio – Delivered 42 aircraft* and 2 satellites in Q4 – Delivered first AH-64E to Republic of Korea  Orders valued at $7B in Q4; Backlog of $58B Focused on execution and meeting customers’ needs EA-18G Growler *Includes new, remanufactured and renewed aircraft M ar g in R ev en u e (b ill io n s) 100 basis point Tanker impact 70 basis point Tanker impact

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved. 8 Cash Flow Strong cash flow; maintained balanced capital deployment strategy  Solid core operating performance  Continuing to drive disciplined cash management  Timing of receipts and expenditures in 4Q14  Repurchased 47 million shares in 2015 for $6.8 billion and paid $2.5 billion in dividends $ Billions 2014 2015 4Q14 4Q15 Net Earnings 5.5 5.2 1.5 1.0 Depreciation/non-cash 2.5 2.4 0.8 0.7 Working Capital 0.9 1.8 2.7 1.4 Operating Cash Flow 8.9 9.4 5.0 3.1

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved. 9 $6.6 $7.6 $2.4 $2.4 $0 $2 $4 $6 $8 $10 2015Q3 2015Q4 Boeing debt BCC debt 0.5 0.8 9.4 11.3 $0 $3 $6 $9 $12 $15 2015Q3 2015Q4 Cash and Debt Balances Strong liquidity with manageable debt levels Billions Billions Cash Marketable Securities S&P: A Moody’s: A2 Fitch: A $12.1 $9.9

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved. 2016 Revenue $93.0 – 95.0B Core EPS $8.15 – 8.35 Operating Cash Flow ~$10B 10 Financial Guidance Strong operating cash flow generation in 2016 * Non-GAAP measure. Definitions, reconciliations, and further disclosures regarding this non-GAAP measure are provided in the company’s earnings press release dated January 27, 2016. *

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved. 11 This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions are used to identify these forward-looking statements. Examples of forward-looking statements include statements relating to our future financial condition and operating results, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are risks related to: (1) general conditions in the economy and our industry, including those due to regulatory changes; (2) our reliance on our commercial airline customers; (3) the overall health of our aircraft production system, planned production rate increases across multiple commercial airline programs, our commercial development and derivative aircraft programs, and our aircraft being subject to stringent performance and reliability standards; (4) changing budget and appropriation levels and acquisition priorities of the U.S. government; (5) our dependence on U.S. government contracts; (6) our reliance on fixed-price contracts; (7) our reliance on cost-type contracts; (8) uncertainties concerning contracts that include in-orbit incentive payments; (9) our dependence on our subcontractors and suppliers, as well as the availability of raw materials, (10) changes in accounting estimates; (11) changes in the competitive landscape in our markets; (12) our non-U.S. operations, including sales to non-U.S. customers; (13) potential adverse developments in new or pending litigation and/or government investigations; (14) customer and aircraft concentration in Boeing Capital’s customer financing portfolio; (15) changes in our ability to obtain debt on commercially reasonable terms and at competitive rates in order to fund our operations and contractual commitments; (16) realizing the anticipated benefits of mergers, acquisitions, joint ventures/strategic alliances or divestitures; (17) the adequacy of our insurance coverage to cover significant risk exposures; (18) potential business disruptions, including those related to physical security threats, information technology or cyber- attacks or natural disasters; (19) work stoppages or other labor disruptions; (20) significant changes in discount rates and actual investment return on pension assets; (21) potential environmental liabilities; and (22) threats to the security of our or our customers’ information. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Caution Concerning Forward-Looking Statements

Copyright © 2016 Boeing. All rights reserved.

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved. Non-GAAP Measure Disclosure 13

Boeing | Investor Relations Copyright © 2016 Boeing. All rights reserved. Non-GAAP Measure Disclosure 14